UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

Structure Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41608	98-1480821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Gateway Blvd., Suite 900 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (650) 457-1978

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name Of Each Exchange Trading Symbol(s)	On Which Registered
American Depositary Shares (ADSs), each representing three ordinary shares, par value $0.0001 per ordinary share	GPCR	Nasdaq Global Market

Ordinary shares, par value $0.0001 per share*		Nasdaq Global Market*

* Not for trading, but only in connection with the registration of the American Depositary Shares

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2026, Structure Therapeutics Inc. (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual General Meeting”). As of April 20, 2026, the record date for the Annual General Meeting, 213,213,565 ordinary shares were outstanding and entitled to vote at the Annual General Meeting. A summary of the matters voted upon by shareholders at the Annual General Meeting is set forth below.

Proposal 1: Election of Directors

Ted W. Love M.D., Raymond Stevens, Ph.D. and Daniel G. Welch were elected as a Class III directors, to hold office until the 2029 Annual General Meeting of Shareholders and their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

Name of Director Elected	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ted W. Love, M.D.	164,241,780	533,358	172,641	-0-
Raymond Stevens, Ph.D.	164,373,741	400,929	173,109	-0-
Daniel G. Welch	161,336,058	3,429,342	182,379	-0-

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,767,215	20,784	159,780	-0-

Proposal 3: Advisory vote on the compensation of the Company’s named executive officers

On an advisory basis, the shareholders approved the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual General Meeting. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,547,441	6,187,647	212,691	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Structure Therapeutics Inc.

Date: June 18, 2026	By:	/s/ Matthew Lang
Matthew Lang
Chief Operating Officer and General Counsel